UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2019

ACADIA Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50768	061376651
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 300 San Diego, California		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 558-2871

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2019, the board of directors of ACADIA Pharmaceuticals Inc. (the “Company”) appointed Elena Ridloff, CFA as Executive Vice President, Chief Financial Officer of the Company. Ms. Ridloff was also appointed as the Company’s principal financial officer, replacing Stephen R. Davis in that role.

Ms. Ridloff, age 39, has served as the Company’s interim Chief Financial Officer since October 2018 and as Senior Vice President, Investor Relations since April 2018. Ms. Ridloff joined the Company from Alexion Pharmaceuticals, Inc., where she served as Executive Director, Investor Relations from April 2014 to January 2016 and Vice President, Investor Relations from January 2016 to March 2018, and served as a member of Alexion’s Operating Committee. While at Alexion, Ms. Ridloff was responsible for building and leading an investor relations function. Prior to joining Alexion, Ms. Ridloff served as the Chief Executive Officer and Managing Member of BIOVISIO, an independent consulting firm providing strategic, financial and investor relations counsel to the life sciences industry, from January 2012 to April 2014. Ms. Ridloff also served as a Managing Director at Maverick Capital, a hedge fund, responsible for investments in the biotechnology, pharmaceutical, medical device and life science sectors, from July 2005 to January 2012. Ms. Ridloff earned her B.A. in History and Sociology of Science from the University of Pennsylvania, and she is a Chartered Financial Analyst.

There is no arrangement or understanding between Ms. Ridloff and any other person pursuant to which Ms. Ridloff was selected as an officer, and there are no actual or proposed transactions between the Company and Ms. Ridloff or any related person that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2019	ACADIA Pharmaceuticals Inc.

	By:	/s/ Austin D. Kim
	Name:	Austin D. Kim
	Title:	Executive Vice President, General Counsel & Secretary